UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2021

CENTERSPACE
(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 10th Street SW, Post Office Box 1988, Minot, ND 58702-1988
(Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, no par value	CSR	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares	CSR -PRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Note Purchase Agreement

On September 17, 2021, Centerspace (the “Company”), Centerspace, LP (the “Issuer”) and Centerspace, Inc. (the “General Partner”) entered into a Note Purchase Agreement (the “Note Agreement”) with Allianz Life Insurance Company of North America, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company, Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, The Prudential Life Insurance Company, Ltd., and Nassau Life Insurance Company (collectively, the “Purchasers”). The Note Agreement provides for the issuance of up to $125,000,000 of senior unsecured promissory notes, and the Issuer issued to the Purchasers an aggregate of (i) $35,000,000 of Series 2021-A Senior Notes due September 17, 2030, bearing interest at a rate of 2.5% per year, (ii) $50,000,000 of Series 2021-B Senior Notes due September 17, 2031, bearing an interest rate of 2.62% per year, (iii) $25,000,000 of Series 2021-C Senior Notes due September 17, 2032, bearing an interest rate of 2.68% per year, and (iv) $15,000,000 of Series 2021-D Senior Notes due September 17, 2034, bearing an interest rate of 2.78% (collectively, the “Notes”). The Notes were issued in a private placement, and the proceeds thereof will be used to repay outstanding amounts under the Credit Agreement (defined below) and retire mortgage debt. Interest on the Notes accrues at the rates set forth above and is payable quarterly. The Issuer may prepay the outstanding principal amount under the Notes at any time, subject to the payment of a yield-maintenance amount.

The Notes are guaranteed by the Company and the General Partner pursuant to a Guaranty Agreement dated as of September 17, 2021 (the “Guaranty”). The guarantors of the Notes also guarantee (a) the Second Amended and Restated Credit Agreement (as amended, the “Credit Agreement”) dated as of August 31, 2018 by and among the Issuer, the Company, the General Partner, the several financial institutions party thereto, as lenders, and Bank of Montreal, as administrative agent, and (b) the Note Purchase and Private Shelf Agreement (as amended, the “Shelf Agreement”) dated as of September 13, 2019 by and among the Issuer, the Company, the General Partner, PGIM, Inc., an affiliate of Prudential Financial, Inc., and certain affiliates of PGIM, Inc. (collectively, the “Shelf Agreement Parties”). The obligations under the Note Agreement, the Notes, and the Guaranty are senior obligations of the Issuer and the Company and rank equal in right of payment with the existing unsecured and unsubordinated indebtedness of the Issuer and the Company. Among other covenants, the Note Agreement requires the Issuer to maintain a consolidated leverage ratio, a consolidated secured leverage coverage ratio, a total unsecured indebtedness to aggregate unencumbered asset pool value ratio, recourse debt to total asset value ratio, fixed charge coverage ratio, tangible net worth ratio and net operating income of unencumbered asset pool properties to unsecured interest expense ratio. The Note Agreement also includes customary representations, warranties, affirmative covenants and events of default.

The foregoing descriptions of the Note Agreement, the Notes, and the Guaranty are qualified in their entirety by reference to the full and complete terms of these documents, which are attached as Exhibits 4.1, 4.2 through 4.5, and 4.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Shelf Agreement Amendment

In connection with entering into the Note Agreement, the Shelf Agreement was amended pursuant to an Amendment No. 2 to Note Purchase and Private Shelf Agreement and related Exhibit B attached thereto dated September 17, 2021 by and among the Shelf Agreement Parties (the “Shelf Agreement Amendment”), which Shelf Agreement Amendment incorporated certain technical amendments to the Shelf Agreement in order to accommodate the terms of the Note Agreement and to conform certain terms to those of the Note Agreement, among other non-material amendments. Neither the principal amounts, repayment terms nor the maturity dates for the notes previously issued under the Shelf Agreement were modified. The foregoing description of the Shelf Agreement Amendment is qualified in its entirety by reference to the full and complete terms of the Shelf Agreement Amendment, which is attached as Exhibit 4.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference.

Item 7.01. Regulation FD Disclosure.
On September 20, 2021, the Company filed a press release relating to the Company entering into the Note Agreement and Shelf Agreement Amendment, which press release is attached hereto as Exhibit 99.1. The press release also has been posted on the Company’s website.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly provided by specific reference in such a filing.

ITEM 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit
Number	Description
4.1	Note Purchase Agreement, dated September 17, 2021, by and among the Issuer, the Company, the General Partner, and the Purchasers
4.2	Form of Series 2021-A Senior Note
4.3	Form of Series 2021-B Senior Note
4.4	Form of Series 2021-C Senior Note
4.5	Form of Series 2021-D Senior Note
4.6	Guaranty Agreement, dated September 17, 2021
4.7
Amendment No. 2 to Note Purchase and Private Shelf Agreement, dated September 17, 2021, and related Exhibit B attached thereto, by and among the Issuer, the Company, the General Partner, PGIM, Inc., an affiliate of Prudential Financial, Inc., and certain affiliates of PGIM, Inc.

99.1	Press Release dated September 20, 2021 announcing the Amendment to Note Purchase and Private Shelf Agreement
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centerspace

	By	/s/ Mark O. Decker, Jr.
Mark O. Decker, Jr.
Date: September 20, 2021		President and Chief Executive Officer